Derivative Asset	12 Months Ended
Dec. 31, 2023
Fair Value Disclosures [Abstract]
Derivative Asset

9. Derivative Asset

In December 2021, the Company purchased interest rate caps with an aggregate notional amount of $484,106, which amount reduces over time as the Company’s outstanding debt balances amortize. The objective of the hedges is to reduce the variability of cash flows associated with the interest relating to its variable rate borrowings. The Company receives payments on the caps for any period that the one-month USD LIBOR rate is above beyond the strike rate, which is 0.75%. The termination date of the interest rate cap agreements is through fourth quarter 2026. The premium paid to purchase the interest caps was $7,000, which was paid out of cash on December 22, 2021. The premium is being amortized over the life of the interest rate cap by using the caplet method.

In February 2022, the Company further hedged its exposure to a potential rising interest rate environment by putting in place two USD one-month LIBOR interest rate caps of 0.75% through fourth quarter 2026, on $507,891 of its floating rate debt. The second interest rate cap was not designated as a cash flow hedge and therefore the negative fair value adjustment of $5,372 as at December 31, 2023 ($9,685 positive fair value adjustment and $nil as at December 31, 2022 and 2021, respectively) was recorded through Consolidated Statements of Income. The premium paid by the Company to purchase the interest rate caps was $15,370, which was paid out of cash on the settlement date. ASC 815-20-25-13a stipulates that an entity may designate either all or certain future interest payments on variable-rate debt as the hedged exposure in a cash flow hedge relationship. In this case, the Company has designated only a portion of its outstanding debt (initially, $253,946) as the hedged item, and any interest payments beyond the notional amount of the interest rate cap in any given period are not designated as being hedged. As of December 31, 2023, all Company’s loan agreements have been amended and restated to take into effect the transition from LIBOR to the Secured Overnight Financing Rate (“SOFR”) and the relevant provisions on a replacement rate. In addition, the Company’s interest rate caps automatically transited to 1-month Compounded SOFR on July 1, 2023, at a level of 0.64%. Amount received from interest rate caps for each of the years ended December 31, 2023, 2022 and 2021 was $32,549, $9,245 and $nil, respectively.

9. Derivative Asset (continued)

	December 31, 2023	December 31, 2022
Opening balance	$63,503	$7,227
Derivative asset premium	-	15,370
Unrealized (loss)/gain on derivative assets	(16,625)	31,221
Fair value adjustment on derivative asset	(5,372)	9,685
Closing balance	$41,506	$63,503
Less: Current portion of derivative assets	(24,639)	(29,645)
Non-current portion of derivative assets	$16,867	$33,858

The amounts included in accumulated other comprehensive income will be reclassified to interest expense should the hedge no longer be considered effective. The Company assesses the effectiveness of the hedges on an ongoing basis. As of December 31, 2023, 2022 and 2021, following a quantitative assessment, part of the hedge was no longer considered effective and an amount of ($214), $1,091 and $nil was reclassified (to)/from other comprehensive income to the Consolidated Statements of Income. The Company will continue to assess the effectiveness of the hedge on an ongoing basis.